UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): March 6, 2009


                          Willis Group Holdings Limited
             (Exact Name of Registrant as Specified in Its Charter)


                                     Bermuda
                 (State or Other Jurisdiction of Incorporation)

                        001-16503               98-0352587
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     (Commission File Number)               (IRS Employer Identification No.)

                            c/o Willis Group Limited
                                 51 Lime Street
                            London EC3M 7DQ, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2009, Willis Group Holdings Limited ("Willis"), along with certain of its subsidiaries, including Trinity Acquisition Limited ("TAL"), as the issuer, entered into an Indenture, with The Bank of New York Mellon, as trustee (the "Indenture") pursuant to which TAL issued $500,000,000 aggregate principal amount of its 12.875% Senior Notes due 2016 (the "Notes") to Goldman Sachs Mezzanine Partners and related funds and certain co-investors (collectively, the "Purchasers"). The Notes are unsecured and are fully and unconditionally guaranteed by Willis and certain of Willis' wholly-owned subsidiaries. The Notes will bear interest at a rate of 12.875% per year, payable in cash quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, beginning June 30, 2009. The Notes will mature on December 31, 2016, unless earlier repurchased or redeemed. The net proceeds from the sale of the Notes was approximately $480 million, after deducting the Purchasers' fees and were used to repay a substantial portion of the existing interim credit facility of Willis North America Inc., a wholly-owned subsidiary of Willis.

Among other things, the Indenture provides that the Notes are redeemable in whole or in part at any time prior to September 1, 2013 by paying a "make-whole premium" and at any time thereafter at stated redemption prices, in each case plus accrued and unpaid interest to the date of redemption.

The Indenture also provides that the Notes may also be redeemed in whole, but not in part, upon the occurrence of certain changes or amendments to the laws and regulations of the United Kingdom which would subject the Issuer to the payment of Additional Amounts, as described in the Indenture.

In the event of a Change of Control (as defined in the Indenture), TAL will be required to offer to repurchase all of the Notes then outstanding at 101% of the aggregate principal amount thereof, plus accrued and unpaid interest to the repurchase date. In addition, if Willis or any of its subsidiaries consummates an Asset Sale (as defined in the Indenture), under certain circumstances, TAL will be required to make an offer to purchase the Notes at an offer price of 100% of the principal amount thereof plus accrued and unpaid interest to the repurchase date.

The Indenture also contains certain covenants which restrict the ability of Willis and its subsidiaries (including TAL) to, among other things, incur additional indebtedness; make certain distributions, investments and other restricted payments; create certain liens; enter into sale and leaseback transactions; merge, consolidate or sell substantially all of its or their assets; and issue equity securities. If Willis and its subsidiaries (including
TAL) fail to comply with such covenants, the trustee or holders of 25% in aggregate principal amount of the Senior Notes could determine to accelerate the payment of the obligations under the Notes. If certain other events of default relating to bankruptcy and insolvency occur, the Notes could be immediately due and payable.


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

The Notes were sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), and have not been registered in the United States under the Securities Act or in any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. However, Willis and its subsidiaries (including TAL) have also executed a registration rights agreement with the initial purchasers of the Notes pursuant to which Willis and its subsidiaries (including TAL) have agreed to file, on up to three occasions, a shelf registration statement with the Securities and Exchange Commission to cover resales of the Notes.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The foregoing terms and conditions of the Notes, Indenture and Registration Rights Agreement described in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.



Item 9.01.     Financial Statements and Exhibits.

        (d)    Exhibits.

4.1 Note Purchase Agreement dated February 10, 2009, among Trinity Acquisition Limited, as Issuer, Willis Group Holdings Limited, TA I Limited, TA II Limited, TA III Limited, TA IV Limited, Willis Investment UK Holdings Limited, Willis North America Inc. and Willis Group Limited, as the Guarantors; for the purchase by GSMP V Onshore International, Ltd., GSMP V Offshore International, Ltd., GSMP V Institutional International, Ltd. and GS Mezzanine Partners V Institutional L.P of $500,000,000 aggregate principal amount of the Issuer's 12.875% Senior Notes due 2016.


4.2 Indenture dated as of March 6, 2009, among Trinity Acquisition Limited, as Issuer, Willis Group Holdings Limited, TA I Limited, TA II Limited, TA III Limited, TA IV Limited, Willis Investment UK Holdings Limited, Willis North America Inc., and Willis Group Limited, as the Guarantors; and The Bank of New York Mellon, as the Trustee relating to the issuance of 12.875% Senior Notes due 2016.


4.3 Registration Rights Agreement dated as of March 6, 2009, among Trinity Acquisition Limited, as Issuer, Willis Group Holdings Limited, TA I Limited, TA II Limited, TA III Limited, TA IV Limited, Willis Investment UK Holdings Limited, Willis North America Inc., and Willis Group Limited, as the Guarantors; and GSMP V Onshore International, Ltd., GSMP V Offshore International, Ltd., GSMP V Institutional International, Ltd. and GS Mezzanine Partners V Institutional L.P, as Initial Purchasers, granting registration rights for the 12.875% Senior Notes due 2016.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   WILLIS GROUP HOLDINGS LIMITED


Date: March 11, 2009.                              By: /s/ Adam G. Ciongoli
                                                       -------------------------
                                                   Name: Adam G. Ciongoli
                                                   Title: General Counsel




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